UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): Dec. 8, 2010 (Dec. 8, 2010)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure

Annual Meeting Presentations to Shareholders

On December 8, 2010, William H. Hastings, the President and Chief Executive Officer of Magellan Petroleum Corporation (the “Company”), conducted a slide presentation for shareholders in attendance at the Company’s 2010 annual meeting of shareholders. The presentation relates to the Company’s results for the fiscal year ended June 30, 2010, and the Company’s current and planned operations and strategic objectives.

A copy of the Company’s Annual Meeting slide presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The Company intends to post a copy of this slide presentation on its corporate website, www.magellanpetroleum.com in the near future. Such material may also be presented to investors in the future.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Statements in this report, including in the presentation furnished as Exhibit 99.1, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. These statements about Magellan and Magellan Petroleum Australia Limited (“MPAL”) may relate to their businesses and prospects, revenues, expenses, operating cash flows, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Among these risks and uncertainties are the ability of MPAL, with the assistance of the Company, to successfully and timely close the Evans Shoal acquisition, the likelihood and timing of the receipt of proceeds from the Young Energy Prize S.A. private placement transaction due to conditions stipulted in the Securities Purchase Agreement dated August 6, 2010, the ability of the Company to successfully develop a strategy for methanol development, pricing and production levels from the properties in which Magellan and MPAL have interests, the extent of the recoverable reserves at those properties, the profitable integration of acquired businesses, including Nautilus Poplar LLC, the future outcome of the negotiations for gas sales contracts for the remaining uncontracted reserves at both the Mereenie and Palm Valley gas fields in the Amadeus Basin, including the likelihood of success of other potential suppliers of gas to the current customers of Mereenie and Palm Valley production. In addition, MPAL has a large number of exploration permits and faces the risk that any wells drilled may fail to encounter hydrocarbons in commercially recoverable quantities. Any forward-looking information provided in this report should be considered with these factors in mind. The Company assumes no obligation to update any forward-looking statements contained in this report, including in the presentation furnished as Exhibit 99.1, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following document is furnished herewith as an exhibit as follows:

Exhibit No.	Description

99.1	Annual Meeting Presentation to Shareholders, December 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/S/ WILLIAM H. HASTINGS
Name:	William H. Hastings
Title:	President and Chief Executive Officer

Dated: December 8, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Annual Meeting Presentation to Shareholders, December 8, 2010.

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